The Putnam
Fund for Growth
and Income


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

[GRAPHIC OMITTED: GREENLEAF]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 19 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

 * For the six months ended April 30, 2005, The Putnam Fund for Growth and Income's class A shares returned 3.84% without sales charges.

 * The fund's benchmark, the S&P 500/Barra Value Index, returned 3.51%.

 * The average return for the fund's Lipper category, Large-Cap Value Funds, was 4.63%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund produced a modest positive return for the semiannual period ended April 30, 2005. Results at net asset value (NAV) were slightly ahead of those for the benchmark, the S&P 500/Barra Value Index. We attribute this, in part, to the fund's greater-than-benchmark weightings in the consumer staples and health-care sectors, which performed well during the period, and to an underweighted position in financials, which we believed could be hurt by rising interest rates. However, the fund also emphasized selected technology stocks, which had been weak and in our view, represented attractive value. That stock selection had not yet been rewarded by the end of the period, and as a result, the fund's return lagged the average return for its Lipper peer group.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
--------------------------------------------------
Class A
(inception 11/6/57)               NAV       POP
--------------------------------------------------
6 months                         3.84%    -1.60%
--------------------------------------------------
1 year                           6.42      0.84
--------------------------------------------------
5 years                         12.94      7.00
Annual average                   2.46      1.36
--------------------------------------------------
10 years                       137.32    124.84
Annual average                   9.03      8.44
--------------------------------------------------
Annual average
(life of fund)                  12.25     12.12
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

The Putnam Fund for Growth and Income seeks capital growth and current income by investing primarily in undervalued stocks of large, established, dividend-paying companies. The fund may be appropriate for investors who wish to diversify a portfolio that emphasizes growth investments.


Market overview

The first half of your fund's 2005 fiscal year was marked by increased volatility in the equities market. Despite positive economic signals, including strong corporate earnings and improving employment figures, there was concern about inflation, rising interest rates, sustained high energy prices, and a general slowing of economic growth. The Federal Reserve Board (the Fed) raised the short-term federal funds rate four times during the period, and once again after the period ended. Somewhat surprisingly, long-term interest rates, which many had expected to rise as well, remained stable. The high cost of energy began to trickle down to consumers, and prices for goods and services rose. In that environment, investors rotated assets among sectors. The utilities, energy, and health-care sectors benefited, while other sectors had mixed results and the technology sector was the weakest.

After several years of outperformance by small-cap stocks, large caps had begun to lead the market by the end of the reporting period. This was a favorable development for your fund, which invests primarily in large-cap stocks. Also, as the period came to a close, value and growth strategies performed about equally. Value stocks have been dominant for some time, and one might infer from this shift that investors are now more willing to assume greater risk in return for greater appreciation potential.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                  3.51%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 1.14%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
-------------------------------------------------------------------------------
MSCI World Index (global stocks)                                        5.70%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.98%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.02%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.94%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors  for the six months ended 4/30/05.
-------------------------------------------------------------------------------

Strategy overview

In pursuit of the fund's objectives of growth and income, we target high-quality stocks of large-cap companies that appear to be significantly undervalued. The portfolio is broadly diversified and, as a general rule, the fund's management team does not make large sector bets. To take advantage of changing market trends, we will adjust sector weightings marginally, as we deem appropriate. During the period, we reduced the number of holdings to place greater emphasis on our "best ideas" -- stocks that we believe offer the most attractive combination of risk and potential return. We trimmed some of the fund's energy holdings, which had been the strongest performers, and reaped healthy profits. We also trimmed exposure to the financial sector. We used the proceeds from these sales to establish new and larger positions within the technology sector, which we believe is currently poised to produce strong returns. We added to positions in the consumer staples and health-care sectors, and maintained the fund's overweight exposure to these sectors relative to the benchmark. Stock valuations within the fund's large-cap value universe were rather homogeneous, which meant that the market was not placing a higher premium on faster-growing, better-positioned companies. We consequently took advantage of this opportunity to upgrade the quality of the portfolio.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 10/31/04         as of 4/30/05

Oil and gas                   8.5%                   9.5%

Banking                       8.8%                   8.1%

Pharmaceuticals               7.9%                   8.1%

Insurance                     6.0%                   6.9%

Financial                     7.2%                   6.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Given the high cost of energy in recent months, it should be no surprise that one of the fund's top performers was ExxonMobil. Incidentally, this was also the fund's largest holding. This company needs no introduction, but a few facts about it may be of interest. ExxonMobil is the largest oil and gas company in the world, and is involved in every aspect of the oil and gas business: it owns wells, pipelines, refineries, distributors, and gas stations. The company conducts business in over 200 countries and its immense size has allowed it to benefit from economies of scale. Under solid management, ExxonMobil has excelled, and despite historically volatile energy markets, has made a profit every year for decades. Recently, high energy prices have created a cash windfall for the company. Moreover, it is aggressively repurchasing outstanding shares to improve shareholder value. We trimmed the fund's position to take some profits, but ExxonMobil remains the portfolio's top holding. The fund's other energy and energy-related holdings also performed well.

Another area of the market that had strong returns during the period was aerospace and defense. Commercial airline traffic has finally returned to pre-September 11 levels, thanks to a combination of economic growth and consumer confidence. Furthermore, the U.S. government's wartime spending has bolstered defense-related stocks. Boeing, which manufactures equipment for both commercial and military uses, has benefited from increased demand for its products in both markets. Lockheed Martin is the world's number-one defense contractor, and it too profited from higher demand from the U.S. government. These holdings contributed positively to the fund's returns for the period.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 4/30/05)

 1 ExxonMobil Corp. (3.8%)
   Oil and gas

 2 Citigroup, Inc. (3.7%)
   Financial

 3 Bank of America Corp. (3.6%)
   Banking

 4 General Electric Co. (3.3%)
   Conglomerates

 5 Pfizer, Inc. (3.3%)
   Pharmaceuticals

 6 Altria Group, Inc. (2.6%)
   Tobacco

 7 ChevronTexaco Corp. (2.5%)
   Oil and gas

 8 Johnson & Johnson (2.5%)
   Pharmaceuticals

 9 Tyco International, Ltd. (2.4%)
   Conglomerates

10 Procter & Gamble Co. (The) (1.9%)
   Consumer goods

Footnote reads:
The fund's holdings will change over time.


Detractors for the period included mortgage resellers, Fannie Mae and Freddie Mac. Fannie Mae was found to have engaged in improper accounting, which ultimately led to the dismissal of the company's Chief Executive and Chief Financial Officers and its independent auditor. We believe Fannie Mae's long-term earnings and growth potential remain strong and that the company can overcome its troubles. Like Fannie Mae, Freddie Mac also faces regulatory and accounting challenges. While these problems have clearly caused anxiety for investors, we believe the market in mortgage lending will remain robust, and that the long-term outlook for these government-sponsored entities is favorable. While the stocks disappointed during the period, we believe they still offer value over the long term. Shares of Xerox and Masco also underperformed our expectations during the period, but we continued to hold these positions and we are confident that, in time, they may reward our patience.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

On May 12, 2005, the fund's Trustees voted to increase the dividend rate on class A shares of The Putnam Fund for Growth and Income by 40%, or $0.02 per share, effective June 7, 2005. The new dividend on class A shares is $0.07. Dividends on other share classes increased by the same amount. The dividend increase reflects general growth in dividends received from the portfolio's holdings.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The current corporate earnings recovery has now endured for two and a half years, and the rate of earnings growth, which had initially been extraordinary, is slowing. Robust global growth, especially in Asia, has put a high demand on commodities, and prices have risen accordingly. Cyclical inflation is a concern and we remain vigilant, looking for opportunities either to capitalize on rising prices, or to avoid the otherwise negative effects of inflation. We have not seen convincing evidence that inflation will continue to rise indefinitely. We believe that the Fed will continue to raise short-term interest rates over the foreseeable future in its efforts to cool the economy and combat inflation.

In a slower-growth economy, we anticipate that large, financially strong companies with a global presence will continue to thrive. Your fund focuses on such companies, emphasizing those that offer above-average dividend yields. In an environment of more modest returns, dividends can represent a significant portion of an investor's total returns. For these reasons, our near-term outlook for your fund is quite positive.

We would like to point out that value investment strategies have been outperforming growth strategies for about five years. Your fund, which employs a value strategy, has benefited from this favorable market trend, and has soundly outperformed the S&P 500 broad stock market index since 2000. When growth strategies once again begin to outperform, and we believe they inevitably will, we anticipate that your fund, which invests in many of the largest and highest-quality companies, will continue to provide reasonable long-term returns. Maintaining a value component in a diversified portfolio can also help to reduce overall volatility, which promotes better returns over the long run.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Hugh Mullin is the Portfolio Leader and Christopher Miller and David King are Portfolio Members of the fund. The Portfolio Leader and
Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.

---------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
---------------------------------------------------------------------------------------------------------------
                                      $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0       $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
---------------------------------------------------------------------------------------------------------------
Hugh Mullin        2005                                                        *
---------------------------------------------------------------------------------------------------------------
Portfolio Leader   2004                                                        *
---------------------------------------------------------------------------------------------------------------
Christopher Miller 2005                                                        *
---------------------------------------------------------------------------------------------------------------
Portfolio Member   2004                                          *
---------------------------------------------------------------------------------------------------------------
David King         2005                                                        *
---------------------------------------------------------------------------------------------------------------
Portfolio Member   2004                                                        *
---------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,700,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David King is also a Portfolio Leader of Putnam Convertible
Income-Growth Trust, Putnam High Income Bond Fund, and Putnam New Value
Fund.

Hugh Mullin, Christopher Miller, and David King may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -       $10,001 -     $50,001-    $100,001
                                    Year       $0   $10,000    $50,000       $100,000    and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                      2005         *
--------------------------------------------------------------------------------------------------
Chief Technology Officer           2004         *
--------------------------------------------------------------------------------------------------
John Boneparth                     2005         *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004         *
--------------------------------------------------------------------------------------------------
Joshua Brooks                      2005                                          *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                       2005         *
--------------------------------------------------------------------------------------------------
Head of Investments                2004         *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                          *
--------------------------------------------------------------------------------------------------
President and CEO                  2004                          *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005         *
--------------------------------------------------------------------------------------------------
Chief Financial Officer            2004         *
--------------------------------------------------------------------------------------------------
Steven Krichmar                    2005         *
--------------------------------------------------------------------------------------------------
Chief of Operations                2004         *
--------------------------------------------------------------------------------------------------
Francis McNamara, III              2005                *
--------------------------------------------------------------------------------------------------
General Counsel                    2004         *
--------------------------------------------------------------------------------------------------
Richard Monaghan                   2005                                          *
--------------------------------------------------------------------------------------------------
Head of Retail Management          2004         *
--------------------------------------------------------------------------------------------------
Richard Robie, III                 2005         *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004         *
--------------------------------------------------------------------------------------------------
Edward Shadek                      2005         *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)             (11/6/57)             (4/27/92)             (7/26/99)              (5/1/95)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   3.84%     -1.60%      3.52%     -1.48%      3.53%      2.53%      3.61%     -0.01%      3.78%
---------------------------------------------------------------------------------------------------------------------------
1 year                     6.42       0.84       5.67       0.67       5.65       4.65       5.93       2.22       6.20
---------------------------------------------------------------------------------------------------------------------------
5 years                   12.94       7.00       8.84       6.84       8.85       8.85      10.19       6.34      11.61
Annual average             2.46       1.36       1.71       1.33       1.71       1.71       1.96       1.24       2.22
---------------------------------------------------------------------------------------------------------------------------
10 years                 137.32     124.84     120.19     120.19     120.43     120.43     125.70     117.75     131.59
Annual average             9.03       8.44       8.21       8.21       8.22       8.22       8.48       8.09       8.76
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            12.25      12.12      11.21      11.21      11.41      11.41      11.49      11.41      11.97
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
----------------------------------------------------------------------
                               S&P 500/         Lipper Large-Cap
                             Barra Value          Value Funds
                                Index           category average*
----------------------------------------------------------------------
6 months                         3.51%               4.63%
----------------------------------------------------------------------
1 year                           9.72                8.49
----------------------------------------------------------------------
5 years                          8.51               15.76
Annual average                   1.65                2.76
----------------------------------------------------------------------
10 years                       167.91              156.63
Annual average                  10.36                9.74
----------------------------------------------------------------------
Annual average
(life of fund)                     --+                 --+
----------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/05, there were 438, 433, 229, and 102 funds, respectively, in this Lipper category.

 + The fund's benchmark and Lipper category were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The fund's Lipper category commenced 12/31/59.

--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/05
--------------------------------------------------------------------------------------------------------
                                Class A        Class B        Class C        Class M        Class R
--------------------------------------------------------------------------------------------------------
Distributions (number)                2              2              2              2              2
--------------------------------------------------------------------------------------------------------
Income                             $0.129         $0.059         $0.057         $0.081         $0.116
--------------------------------------------------------------------------------------------------------
Capital gains                        --             --             --             --             --
--------------------------------------------------------------------------------------------------------
Total                              $0.129         $0.059         $0.057         $0.081         $0.116
--------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP      NAV            NAV      NAV        POP       NAV
--------------------------------------------------------------------------------------------------------
10/31/04                     $18.07     $19.07    $17.80         $17.99   $17.95     $18.60    $18.03
--------------------------------------------------------------------------------------------------------
4/30/05                       18.64      19.67     18.37          18.57    18.52      19.14*    18.60
--------------------------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------------------------
Current dividend rate 1       1.07%      1.02%     0.30%          0.28%    0.54%      0.52%     0.92%
--------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                   1.30       1.23      0.55           0.55     0.80       0.77      1.04
--------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on April 1, 2005.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)             (11/6/57)             (4/27/92)             (7/26/99)              (5/1/95)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   7.41%      1.79%      7.02%      2.02%      7.04%      6.04%      7.14%      3.36%      7.30%
---------------------------------------------------------------------------------------------------------------------------
1 year                     6.99       1.38       6.25       1.25       6.27       5.27       6.50       2.78       6.71
---------------------------------------------------------------------------------------------------------------------------
5 years                   15.98       9.86      11.68       9.68      11.72      11.72      13.11       9.15      14.56
Annual average             3.01       1.90       2.23       1.87       2.24       2.24       2.49       1.77       2.75
---------------------------------------------------------------------------------------------------------------------------
10 years                 150.33     137.13     132.40     132.40     132.45     132.45     137.95     129.65     144.17
Annual average             9.61       9.02       8.80       8.80       8.80       8.80       9.06       8.67       9.34
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            12.33      12.20      11.29      11.29      11.49      11.49      11.57      11.49      12.05
---------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Putnam Fund for Growth and Income from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
---------------------------------------------------------------------------
                     Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                $4.55      $8.33      $8.33      $7.07      $5.81
---------------------------------------------------------------------------
Ending value (after
expenses)          $1,038.40  $1,035.20  $1,035.30  $1,036.10  $1,037.80
---------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 11/1/04 [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.55 (see table above)  = $45.50
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.51      $8.25      $8.25      $7.00      $5.76
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,020.33  $1,016.61  $1,016.61  $1,017.85  $1,019.09
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio              0.90%      1.65%      1.65%      1.40%      1.15%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.20%      1.95%      1.95%      1.70%      1.45%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
----------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
----------------------------------------------------------------------------
The Putnam Fund for
Growth and Income           29%        33%        30%        37%        52%
----------------------------------------------------------------------------
Lipper Large-Cap Value
Funds category
average                     53%        77%        65%        73%        77%
----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.18

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2005 (Unaudited)

Common stocks (98.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------
        19,800 Lamar Advertising Co. Class A (NON)                     $740,124

Aerospace and Defense (3.9%)
-------------------------------------------------------------------------------
     4,461,800 Boeing Co. (The) (S)                                 265,566,336
     4,886,900 Lockheed Martin Corp. (S)                            297,856,555
       914,800 United Technologies Corp.                             93,053,456
                                                                 --------------
                                                                    656,476,347

Airlines (0.1%)
-------------------------------------------------------------------------------
     1,645,100 Southwest Airlines Co.                                24,479,088

Automotive (0.8%)
-------------------------------------------------------------------------------
        49,100 American Axle & Manufacturing
               Holdings, Inc. (S)                                       980,036
        31,300 BorgWarner, Inc. (S)                                   1,431,036
       534,900 Cummins, Inc. (S)                                     36,373,200
     4,390,600 Ford Motor Co. (S)                                    39,998,366
     1,425,487 Lear Corp.                                            48,309,754
        17,400 Magna International, Inc. Class A
               (Canada)                                               1,063,662
                                                                 --------------
                                                                    128,156,054

Banking (8.1%)
-------------------------------------------------------------------------------
    13,349,444 Bank of America Corp.                                601,258,958
        74,800 Bank of New York Co., Inc. (The)                       2,089,912
       556,800 Commerce Bancorp, Inc. (S)                            15,584,832
     2,432,900 State Street Corp.                                   112,472,967
    10,225,200 U.S. Bancorp                                         285,283,080
     2,189,340 Wachovia Corp.                                       112,050,421
     3,583,700 Wells Fargo & Co.                                    214,806,978
                                                                 --------------
                                                                  1,343,547,148

Beverage (1.6%)
-------------------------------------------------------------------------------
     3,999,800 Coca-Cola Co. (The)                                  173,751,312
     4,442,000 Coca-Cola Enterprises, Inc.                           90,172,600
        20,100 Molson Coors Brewing Co. Class B (S)                   1,241,175
       150,400 PepsiCo, Inc.                                          8,368,256
                                                                 --------------
                                                                    273,533,343

Building Materials (1.7%)
-------------------------------------------------------------------------------
     7,180,900 Masco Corp.                                          226,126,541
       913,800 Vulcan Materials Co. (S)                              48,467,952
                                                                 --------------
                                                                    274,594,493

Cable Television (--%)
-------------------------------------------------------------------------------
       152,700 Comcast Corp. Class A (NON)                            4,903,197

Chemicals (1.9%)
-------------------------------------------------------------------------------
       286,400 Avery Dennison Corp.                                  14,993,040
     1,488,800 Dow Chemical Co. (The)                                68,380,584
     1,741,700 E.I. du Pont de Nemours & Co. (S)                     82,051,487
     1,097,100 Hercules, Inc. (NON) (S)                              14,514,633
     1,438,905 Huntsman Corp. (NON) (S)                              30,274,561
     1,528,324 PPG Industries, Inc. (S)                             103,238,286
                                                                 --------------
                                                                    313,452,591

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------
        43,100 ARAMARK Corp. Class B (S)                              1,056,381
        22,600 H&R Block, Inc. (S)                                    1,125,706
        63,000 Paychex, Inc.                                          1,927,800
                                                                 --------------
                                                                      4,109,887

Communications Equipment (0.4%)
-------------------------------------------------------------------------------
     4,085,500 Cisco Systems, Inc. (NON)                             70,597,440

Computers (3.4%)
-------------------------------------------------------------------------------
    12,546,620 Hewlett-Packard Co. (S)                              256,829,311
     3,503,420 IBM Corp.                                            267,591,220
    10,409,300 Sun Microsystems, Inc. (NON)                          37,785,759
                                                                 --------------
                                                                    562,206,290

Conglomerates (5.7%)
-------------------------------------------------------------------------------
    15,381,900 General Electric Co.                                 556,824,780
    12,517,400 Tyco International, Ltd. (S)                         391,919,794
                                                                 --------------
                                                                    948,744,574

Consumer Finance (2.8%)
-------------------------------------------------------------------------------
     2,618,200 Capital One Financial Corp. (S)                      185,604,198
     4,075,600 Countrywide Financial Corp.                          147,495,964
     3,637,900 MBNA Corp. (S)                                        71,848,525
     3,638,200 Providian Financial Corp. (NON) (S)                   60,648,794
                                                                 --------------
                                                                    465,597,481

Consumer Goods (2.5%)
-------------------------------------------------------------------------------
        14,300 Clorox Co. (S)                                           905,190
        55,700 Colgate-Palmolive Co.                                  2,773,303
       824,000 Energizer Holdings, Inc. (NON)                        46,943,280
        47,600 Estee Lauder Cos., Inc. (The) Class
               A                                                      1,828,316
       939,900 Kimberly-Clark Corp.                                  58,696,755
     5,729,362 Procter & Gamble Co. (The) (S)                       310,244,952
                                                                 --------------
                                                                    421,391,796

Consumer Services (0.1%)
-------------------------------------------------------------------------------
     2,532,100 Service Corporation International                     17,825,984

Containers (0.3%)
-------------------------------------------------------------------------------
       756,700 Ball Corp.                                            29,889,650
       598,640 Owens-Illinois, Inc. (NON)                            14,678,653
                                                                 --------------
                                                                     44,568,303

Electric Utilities (4.1%)
-------------------------------------------------------------------------------
       994,300 Dominion Resources, Inc. (S)                          74,970,220
        59,900 DPL, Inc. (S)                                          1,523,856
       113,300 Duke Energy Corp. (S)                                  3,307,227
     1,251,180 Entergy Corp.                                         91,711,494
     2,761,302 Exelon Corp. (S)                                     136,684,449
        65,000 FirstEnergy Corp.                                      2,828,800
     1,190,000 FPL Group, Inc. (S)                                   48,575,800
       354,000 Great Plains Energy, Inc. (S)                         10,825,320
     6,129,700 PG&E Corp.                                           212,823,184
     1,194,900 PPL Corp.                                             64,835,274
     2,617,200 Sierra Pacific Resources (NON) (S)                    28,318,104
        54,500 Wisconsin Energy Corp. (S)                             1,921,670
                                                                 --------------
                                                                    678,325,398

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------
       370,900 Emerson Electric Co. (S)                              23,244,303

Electronics (1.8%)
-------------------------------------------------------------------------------
             1 Freescale Semiconductor, Inc. Class B (NON)                   19
     6,930,200 Intel Corp.                                          162,998,304
     8,221,700 Motorola, Inc.                                       126,120,878
     3,596,210 Solectron Corp. (NON) (S)                             11,867,493
                                                                 --------------
                                                                    300,986,694

Energy (0.1%)
-------------------------------------------------------------------------------
        25,600 Cooper Cameron Corp. (NON)                             1,406,464
       187,861 National-Oilwell, Inc. (NON)                           7,465,596
        60,000 Pride International, Inc. (NON)                        1,338,000
                                                                 --------------
                                                                     10,210,060

Entertainment (--%)
-------------------------------------------------------------------------------
        30,900 Royal Caribbean Cruises, Ltd.
               (Liberia)                                              1,298,418

Financial (6.6%)
-------------------------------------------------------------------------------
    13,154,200 Citigroup, Inc.                                      617,721,232
     4,199,700 Fannie Mae                                           226,573,815
     2,954,000 Freddie Mac                                          181,730,080
     1,965,400 JPMorgan Chase & Co.                                  69,752,046
        84,500 PMI Group, Inc. (The) (S)                              2,971,020
                                                                 --------------
                                                                  1,098,748,193

Food (1.2%)
-------------------------------------------------------------------------------
        80,200 7-Eleven, Inc. (NON)                                   1,875,878
     2,547,300 General Mills, Inc. (S)                              125,836,620
        56,400 Pilgrim's Pride Corp. (S)                              2,035,476
     3,973,300 Tyson Foods, Inc. Class A (S)                         67,109,037
                                                                 --------------
                                                                    196,857,011

Forest Products and Packaging (1.1%)
-------------------------------------------------------------------------------
     1,142,200 Smurfit-Stone Container Corp. (NON)
               (S)                                                  $14,974,242
     2,391,100 Weyerhaeuser Co.                                     164,053,371
                                                                 --------------
                                                                    179,027,613

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------
       718,400 GTECH Holdings Corp.                                  17,579,248

Health Care Services (3.4%)
-------------------------------------------------------------------------------
     1,507,400 AmerisourceBergen Corp.                               92,373,472
     2,669,200 Cardinal Health, Inc.                                148,327,444
     1,312,700 CIGNA Corp. (S)                                      120,742,146
       674,200 Express Scripts, Inc. (NON)                           60,435,288
       540,400 HCA, Inc. (S)                                         30,175,936
     1,769,800 Humana, Inc. (NON) (S)                                61,323,570
     1,246,800 McKesson Corp. (S)                                    46,131,600
                                                                 --------------
                                                                    559,509,456

Homebuilding (0.4%)
-------------------------------------------------------------------------------
     1,290,086 Lennar Corp. (S)                                      66,400,726
         2,800 NVR, Inc. (NON)                                        2,011,380
                                                                 --------------
                                                                     68,412,106

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
       858,907 Whirlpool Corp. (S)                                   53,303,768

Insurance (6.9%)
-------------------------------------------------------------------------------
     5,841,100 ACE, Ltd. (Bermuda) (S)                              250,933,656
     4,939,800 American International Group, Inc.
               (S)                                                  251,188,830
        68,900 AON Corp. (S)                                          1,436,565
           750 Berkshire Hathaway, Inc. Class B
               (NON) (S)                                              2,098,508
     1,654,900 Chubb Corp. (The) (S)                                135,337,722
     2,377,900 Hartford Financial Services Group,
               Inc. (The) (S)                                       172,088,623
     2,956,100 MetLife, Inc.                                        114,992,290
        29,400 Prudential Financial, Inc.                             1,680,210
     3,211,613 St. Paul Travelers Cos., Inc. (The)
               (S)                                                  114,975,745
        43,200 Willis Group Holdings, Ltd.
               (Bermuda)                                              1,445,040
     1,496,500 XL Capital, Ltd. Class A (Bermuda)
               (S)                                                  105,203,950
                                                                 --------------
                                                                  1,151,381,139

Investment Banking/Brokerage (2.7%)
-------------------------------------------------------------------------------
     1,658,038 Lehman Brothers Holdings, Inc. (S)                   152,075,245
     2,936,400 Merrill Lynch & Co., Inc. (S)                        158,360,052
     2,796,200 Morgan Stanley                                       147,136,044
                                                                 --------------
                                                                    457,571,341

Leisure (0.8%)
-------------------------------------------------------------------------------
     2,343,800 Brunswick Corp. (S)                                   98,439,600
       672,700 Harley-Davidson, Inc. (S)                             31,630,354
                                                                 --------------
                                                                    130,069,954

Lodging/Tourism (1.1%)
-------------------------------------------------------------------------------
     8,795,400 Cendant Corp.                                        175,116,414

Machinery (0.5%)
-------------------------------------------------------------------------------
     1,251,300 Parker-Hannifin Corp. (S)                             75,002,922

Manufacturing (0.9%)
-------------------------------------------------------------------------------
     1,611,800 Dover Corp.                                           58,605,048
     1,267,420 Ingersoll-Rand Co. Class A (Bermuda)
               (S)                                                   97,426,575
                                                                 --------------
                                                                    156,031,623

Media (1.0%)
-------------------------------------------------------------------------------
        71,500 IAC/InterActiveCorp. Class B (NON)
               (S)                                                    1,554,410
       412,600 Time Warner, Inc. (NON) (S)                            6,935,806
     5,966,300 Walt Disney Co. (The)                                157,510,320
                                                                 --------------
                                                                    166,000,536

Metals (1.2%)
-------------------------------------------------------------------------------
     5,785,800 Alcoa, Inc. (S)                                      167,903,916
       587,800 United States Steel Corp. (S)                         25,134,328
                                                                 --------------
                                                                    193,038,244

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------
     1,169,000 Sempra Energy (S)                                     47,204,220
       722,189 Southern Union Co. (NON) (S)                          17,289,205
                                                                 --------------
                                                                     64,493,425

Oil & Gas (9.5%)
-------------------------------------------------------------------------------
     1,536,529 Amerada Hess Corp.                                   143,895,941
        58,100 Ashland, Inc.                                          3,906,644
     8,155,900 ChevronTexaco Corp.                                  424,106,800
       284,800 ConocoPhillips                                        29,861,280
     1,533,558 Devon Energy Corp. (S)                                69,270,815
    10,967,080 ExxonMobil Corp. (S)                                 625,452,547
     3,106,899 Marathon Oil Corp.                                   144,688,286
       792,800 Sunoco, Inc. (S)                                      78,693,328
     1,247,700 Unocal Corp.                                          68,062,035
                                                                 --------------
                                                                  1,587,937,676

Pharmaceuticals (8.1%)
-------------------------------------------------------------------------------
     2,865,300 Abbott Laboratories (S)                              140,858,148
       144,100 Bristol-Myers Squibb Co. (S)                           3,746,600
        64,300 Eli Lilly Co.                                          3,759,621
     5,963,400 Johnson & Johnson                                    409,268,142
     1,204,300 King Pharmaceuticals, Inc. (NON)                       9,634,400
     2,310,500 Merck & Co., Inc. (S)                                 78,325,950
    20,108,200 Pfizer, Inc.                                         546,339,794
     3,322,732 Wyeth (S)                                            149,323,576
                                                                 --------------
                                                                  1,341,256,231

Photography/Imaging (0.9%)
-------------------------------------------------------------------------------
    11,338,600 Xerox Corp. (NON)                                    150,236,450

Publishing (0.1%)
-------------------------------------------------------------------------------
        11,100 McGraw-Hill Companies, Inc. (The)                        966,588
       481,100 R. R. Donnelley & Sons Co.                            15,833,001
                                                                 --------------
                                                                     16,799,589

Railroads (0.8%)
-------------------------------------------------------------------------------
       597,500 Canadian National Railway Co.
               (Canada) (S)                                          34,182,975
     3,313,500 Norfolk Southern Corp. (S)                           104,043,900
                                                                 --------------
                                                                    138,226,875

Regional Bells (1.2%)
-------------------------------------------------------------------------------
       153,000 BellSouth Corp. (S)                                    4,052,970
       274,500 SBC Communications, Inc.                               6,533,100
     5,355,600 Verizon Communications, Inc.                         191,730,480
                                                                 --------------
                                                                    202,316,550

Restaurants (1.8%)
-------------------------------------------------------------------------------
    10,229,500 McDonald's Corp.                                     299,826,645

Retail (4.3%)
-------------------------------------------------------------------------------
       605,800 AutoZone, Inc. (NON) (S)                              50,281,400
     1,918,980 Best Buy Co., Inc.                                    96,601,453
     3,815,000 Gap, Inc. (The) (S)                                   81,450,250
     4,007,600 Home Depot, Inc. (The) (S)                           141,748,812
        37,400 JC Penney Co., Inc. (Holding Co.)
               (S)                                                    1,773,134
       927,400 Limited Brands, Inc.                                  20,115,306
        15,400 Lowe's Cos., Inc.                                        802,494
       532,500 Nordstrom, Inc. (S)                                   27,066,975
     6,014,523 Office Depot, Inc. (NON)                             117,764,360
       499,500 OfficeMax, Inc.                                       16,223,760
    18,538,300 Rite Aid Corp. (NON) (S)                              67,294,029
        21,900 Safeway, Inc. (NON) (S)                                  466,251
       160,200 Sears Holdings Corp. (NON)                            21,665,448
     2,366,700 Supervalu, Inc.                                       74,693,052
         6,300 Wal-Mart Stores, Inc.                                    296,982
                                                                 --------------
                                                                    718,243,706

Schools (--%)
-------------------------------------------------------------------------------
         7,000 Career Education Corp. (NON) (S)                         220,080

Shipping (0.1%)
-------------------------------------------------------------------------------
       251,900 FedEx Corp. (S)                                       21,398,905
        27,200 Yellow Roadway Corp. (NON) (S)                         1,332,800
                                                                 --------------
                                                                     22,731,705

Software (0.6%)
-------------------------------------------------------------------------------
     8,650,500 Oracle Corp. (NON)                                    99,999,780

Telecommunications (0.5%)
-------------------------------------------------------------------------------
     4,038,500 Sprint Corp. (FON Group) (S)                          89,897,010

Textiles (--%)
-------------------------------------------------------------------------------
        13,500 VF Corp. (S)                                             763,965

Tobacco (2.6%)
-------------------------------------------------------------------------------
     6,561,100 Altria Group, Inc. (S)                               426,405,889
        51,600 Loews Corp. - Carolina Group                           1,625,400
        29,100 UST, Inc. (S)                                          1,332,780
                                                                 --------------
                                                                    429,364,069

Toys (--%)
-------------------------------------------------------------------------------
        45,300 Mattel, Inc.                                             817,665

Waste Management (0.2%)
-------------------------------------------------------------------------------
     1,080,000 Republic Services, Inc. (S)                           37,368,000
                                                                 --------------
               Total Common stocks
               (cost $13,767,844,393)                           $16,447,138,002

Convertible preferred stocks (0.2%) (a) (cost $36,555,371)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       759,400 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                  $29,426,750

Warrants (--%) (a) (NON) (cost $--)
Number of warrants                                   Expiration date      Value
-------------------------------------------------------------------------------
       225,964 Lucent Technologies, Inc.             12/10/07          $108,463

Short-term investments (2.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $280,121,099 Short-term investments held as
               collateral  for loaned securities
               with yields ranging  from 2.80% to
               3.15% and due dates ranging  from
               May 2, 2005 to June 24, 2005 (d)                    $280,022,389
   121,832,758 Putnam Prime Money Market Fund (e)                   121,832,758
                                                                 --------------
               Total Short-term investments
               (cost $401,855,147)                                 $401,855,147
-------------------------------------------------------------------------------
               Total Investments
               (cost $14,206,254,911)                           $16,878,528,362
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $16,656,105,684.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at April 30, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $272,383,182 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $14,084,422,153)        $16,756,695,604
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $121,832,758) (Note 5)        121,832,758
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          24,646,802
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              3,278,221
-------------------------------------------------------------------------------
Receivable for securities sold                                    279,820,718
-------------------------------------------------------------------------------
Total assets                                                   17,186,274,103

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  197,972,960
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         22,366,243
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                18,531,651
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,724,407
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)              1,202,575
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           13,170
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              5,167,876
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                280,022,389
-------------------------------------------------------------------------------
Other accrued expenses                                              2,167,148
-------------------------------------------------------------------------------
Total liabilities                                                 530,168,419
-------------------------------------------------------------------------------
Net assets                                                    $16,656,105,684

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and
4)                                                            $14,427,591,460
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       11,459,619
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (455,218,846)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                      2,672,273,451
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                            $16,656,105,684

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($11,763,138,854 divided by 630,927,457 shares)                        $18.64
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $18.64)*                $19.67
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,981,825,639 divided by 162,363,260 shares)**                       $18.37
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($104,480,575 divided by 5,627,141 shares)**                           $18.57
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($136,350,609 divided by 7,362,816 shares)                             $18.52
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $18.52)*                $19.14
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($448,703 divided by 24,127 shares)                      $18.60
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,669,861,304 divided by 89,376,912 shares)            $18.68
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $43,775)                        $197,987,744
-------------------------------------------------------------------------------
Interest (including interest income of $521,453 from
investments in affiliated issuers) (Note 5)                         1,424,384
-------------------------------------------------------------------------------
Securities lending                                                    164,966
-------------------------------------------------------------------------------
Other income (Note 6)                                               4,955,149
-------------------------------------------------------------------------------
Total investment income                                           204,532,243

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   38,316,583
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                   16,566,282
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               328,071
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            178,552
-------------------------------------------------------------------------------
Administrative services (Note 2)                                      158,110
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              15,301,253
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              16,741,665
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 547,122
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 544,577
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     854
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   119,621
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (119,621)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (50,750)
-------------------------------------------------------------------------------
Other                                                               1,391,540
-------------------------------------------------------------------------------
Total expenses                                                     90,023,859
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (2,785,860)
-------------------------------------------------------------------------------
Net expenses                                                       87,237,999
-------------------------------------------------------------------------------
Net investment income                                             117,294,244
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  736,829,732
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (40,300)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (24,690)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  237,517
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period     (153,282,134)
-------------------------------------------------------------------------------
Net gain on investments                                           583,720,125
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $701,014,369
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $117,294,244     $207,778,733
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            737,002,259    1,054,889,728
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                  (153,282,134)     633,890,202
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       701,014,369    1,896,558,663
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (84,055,913)    (189,764,720)
-------------------------------------------------------------------------------
Class B                                          (10,845,589)     (25,674,863)
-------------------------------------------------------------------------------
Class C                                             (336,193)        (807,679)
-------------------------------------------------------------------------------
Class M                                             (634,225)      (1,551,145)
-------------------------------------------------------------------------------
Class R                                               (1,883)            (339)
-------------------------------------------------------------------------------
Class Y                                          (14,018,660)     (28,138,043)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              30,804           40,561
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,453,663,878)  (4,563,751,225)
-------------------------------------------------------------------------------
Total decrease in net assets                    (862,511,168)  (2,913,088,790)

Net assets
-------------------------------------------------------------------------------
Beginning of period                           17,518,616,852   20,431,705,642
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $11,459,619 and
$4,057,838, respectively)                    $16,656,105,684  $17,518,616,852
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $18.07          $16.57          $13.95          $16.86          $19.81          $21.10
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .14 (d)(f)      .22 (d)         .23             .22             .21             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .56            1.53            2.59           (2.60)          (2.55)            .45
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .70            1.75            2.82           (2.38)          (2.34)            .71
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.13)           (.25)           (.20)           (.21)           (.25)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.32)           (.36)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.13)           (.25)           (.20)           (.53)           (.61)          (2.00)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.64          $18.07          $16.57          $13.95          $16.86          $19.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.84*          10.63           20.40          (14.71)         (12.15)           3.92
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,763,139     $12,154,652     $14,580,763     $14,095,214     $17,731,034     $20,159,272
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .45* (d)        .92 (d)         .90             .86             .82             .81
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .72* (d)(f)    1.25 (d)        1.53            1.33            1.14            1.38
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.60*          29.44           32.71           29.94           36.90           52.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class A shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $17.80          $16.33          $13.75          $16.62          $19.53          $20.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07 (d)(f)      .09 (d)         .11             .09             .07             .12
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .56            1.50            2.56           (2.56)          (2.52)            .44
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .63            1.59            2.67           (2.47)          (2.45)            .56
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.06)           (.12)           (.09)           (.08)           (.10)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.32)           (.36)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.06)           (.12)           (.09)           (.40)           (.46)          (1.85)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.37          $17.80          $16.33          $13.75          $16.62          $19.53
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.52*           9.77           19.51          (15.37)         (12.80)           3.14
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,981,826      $3,364,807      $3,886,995      $4,009,396      $7,397,121     $10,163,817
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .82* (d)       1.67 (d)        1.65            1.61            1.57            1.56
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .36* (d)(f)     .50 (d)         .78             .56             .39             .64
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.60*          29.44           32.71           29.94           36.90           52.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $17.99          $16.50          $13.90          $16.79          $19.75          $21.08
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07 (d)(f)      .09 (d)         .12             .09             .07             .11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .57            1.52            2.57           (2.58)          (2.55)            .46
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .64            1.61            2.69           (2.49)          (2.48)            .57
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.06)           (.12)           (.09)           (.08)           (.12)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.32)           (.36)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.06)           (.12)           (.09)           (.40)           (.48)          (1.90)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.57          $17.99          $16.50          $13.90          $16.79          $19.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.53*           9.76           19.44          (15.30)         (12.84)           3.16
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $104,481        $109,312        $140,116        $132,854        $168,471        $117,763
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .82* (d)       1.67 (d)        1.65            1.61            1.57            1.56
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .35* (d)(f)     .50 (d)         .78             .57             .38             .57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.60*          29.44           32.71           29.94           36.90           52.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class C shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $17.95          $16.46          $13.86          $16.75          $19.68          $20.97
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .09 (d)(f)      .13 (d)         .15             .13             .12             .16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .56            1.52            2.58           (2.58)          (2.54)            .45
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .65            1.65            2.73           (2.45)          (2.42)            .61
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.08)           (.16)           (.13)           (.12)           (.15)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.32)           (.36)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.08)           (.16)           (.13)           (.44)           (.51)          (1.90)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.52          $17.95          $16.46          $13.86          $16.75          $19.68
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.61*          10.06           19.78          (15.14)         (12.58)           3.41
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $136,351        $145,209        $196,091        $205,097        $309,868        $387,088
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .69* (d)       1.42 (d)        1.40            1.36            1.32            1.31
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .48* (d)(f)     .75 (d)        1.03             .82             .64             .89
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.60*          29.44           32.71           29.94           36.90           52.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------------------
                                                                      Six months
                                                                         ended            Year       For the period
                                                                        April 30         ended     January 21, 2003+
Per-share                                                             (Unaudited)      October 31    to October 31
operating performance                                                     2005            2004            2003
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                     $18.03          $16.58          $14.58
--------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                  .11 (d)(f)      .18 (d)         .15
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                        .58            1.50            1.98
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                      .69            1.68            2.13
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net investment income                                                (.12)           (.23)           (.13)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.12)           (.23)           (.13)
--------------------------------------------------------------------------------------------------------------------
Redemption fees                                                             -- (e)          -- (e)          --
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                           $18.60          $18.03          $16.58
--------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                    3.78*          10.20           14.71*
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $449            $191              $1
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                  .57* (d)       1.17 (d)         .90*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                  .57* (d)(f)    1.00 (d)         .99*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                   27.60*          29.44           32.71
--------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class R shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $18.10          $16.61          $13.98          $16.89          $19.85          $21.14
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .16 (d)(f)      .26 (d)         .26             .26             .26             .30
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .57            1.53            2.61           (2.60)          (2.56)            .46
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .73            1.79            2.87           (2.34)          (2.30)            .76
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.15)           (.30)           (.24)           (.25)           (.30)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.32)           (.36)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.30)           (.24)           (.57)           (.66)          (2.05)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.68          $18.10          $16.61          $13.98          $16.89          $19.85
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      4.02*          10.81           20.73          (14.46)         (11.96)           4.18
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,669,861      $1,744,446      $1,627,740      $1,360,104      $1,460,710      $1,530,454
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .32* (d)        .67 (d)         .65             .61             .57             .56
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .85* (d)(f)    1.49 (d)        1.77            1.58            1.39            1.63
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.60*          29.44           32.71           29.94           36.90           52.23
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class Y shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005 (Unaudited)

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in
Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2005, the value of securities loaned amounted to $272,383,182. The fund received cash collateral of $280,022,389, which is pooled with collateral of other Putnam funds into 17 issuers of high-grade, short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $928,398,654 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
   $48,534,733  October 31, 2010
   879,863,921  October 31, 2011

The aggregate identified cost on a tax basis is $14,469,867,519, resulting in gross unrealized appreciation and depreciation of $3,067,765,021 and $659,104,178, respectively, or net unrealized appreciation of $2,408,660,843.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $119,621 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $16,886,147 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2005, the fund's expenses were reduced by $2,785,860 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,400, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $249,108 and $4,027 from the sale of class A and class M shares, respectively, and received $1,650,410 and $3,390 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received $6,321 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,820,633,501 and $6,374,716,416, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                    115,811          $237,517
----------------------------------------------------------------
Options opened                              --                --
Options exercised                           --                --
Options expired                       (115,811)         (237,517)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         29,022,864      $551,505,024
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,014,571        77,448,435
----------------------------------------------------------------
                                    33,037,435       628,953,459

Shares repurchased                 (74,870,651)   (1,428,661,180)
----------------------------------------------------------------
Net decrease                       (41,833,216)    $(799,707,721)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         46,845,463      $829,959,093
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     9,935,249       174,971,459
----------------------------------------------------------------
                                    56,780,712     1,004,930,552

Shares repurchased                (263,743,238)   (4,595,324,686)
----------------------------------------------------------------
Net decrease                      (206,962,526)  $(3,590,394,134)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,567,300       $85,690,957
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       538,476        10,177,270
----------------------------------------------------------------
                                     5,105,776        95,868,227

Shares repurchased                 (31,786,870)     (595,066,685)
----------------------------------------------------------------
Net decrease                       (26,681,094)    $(499,198,458)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,306,158      $231,906,748
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,401,696        23,984,808
----------------------------------------------------------------
                                    14,707,854       255,891,556

Shares repurchased                 (63,646,331)   (1,094,161,154)
----------------------------------------------------------------
Net decrease                       (48,938,477)    $(838,269,598)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            373,383        $7,078,323
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        15,915           304,045
----------------------------------------------------------------
                                       389,298         7,382,368

Shares repurchased                    (837,525)      (15,913,871)
----------------------------------------------------------------
Net decrease                          (448,227)      $(8,531,503)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            980,495       $17,366,483
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        42,398           732,592
----------------------------------------------------------------
                                     1,022,893        18,099,075

Shares repurchased                  (3,437,566)      (59,531,393)
----------------------------------------------------------------
Net decrease                        (2,414,673)     $(41,432,318)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            341,297        $6,433,809
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        31,982           611,040
----------------------------------------------------------------
                                       373,279         7,044,849

Shares repurchased                  (1,101,695)      (20,921,443)
----------------------------------------------------------------
Net decrease                          (728,416)     $(13,876,594)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            889,399       $15,627,876
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        85,513         1,482,523
----------------------------------------------------------------
                                       974,912        17,110,399

Shares repurchased                  (4,795,920)      (83,269,898)
----------------------------------------------------------------
Net decrease                        (3,821,008)     $(66,159,499)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             15,175          $287,657
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            97             1,883
----------------------------------------------------------------
                                        15,272           289,540

Shares repurchased                      (1,764)          (33,813)
----------------------------------------------------------------
Net increase                            13,508          $255,727
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             10,660          $190,786
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            19               339
----------------------------------------------------------------
                                        10,679           191,125

Shares repurchased                        (129)           (2,295)
----------------------------------------------------------------
Net increase                            10,550          $188,830
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,556,621      $221,500,778
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          725,036        14,018,660
----------------------------------------------------------------
                                    12,281,657       235,519,438

Shares repurchased                 (19,260,633)     (368,124,767)
----------------------------------------------------------------
Net decrease                        (6,978,976)    $(132,605,329)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         25,697,636      $457,615,976
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        1,589,397        28,138,043
----------------------------------------------------------------
                                    27,287,033       485,754,019

Shares repurchased                 (28,951,932)     (513,438,525)
----------------------------------------------------------------
Net decrease                        (1,664,899)     $(27,684,506)
----------------------------------------------------------------


Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2005, management fees paid were reduced by $50,750 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $521,453 for the period ended April 30, 2005. During the period ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $947,579,442 and $897,480,645, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Votes             Votes
                                       For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  556,392,161        22,273,320
Charles B. Curtis                  556,428,169        22,237,312
Myra R. Drucker                    558,237,438        20,428,043
Charles E. Haldeman, Jr.           558,311,369        20,354,112
John A. Hill                       556,452,041        22,213,440
Ronald J. Jackson                  556,727,156        21,938,325
Paul L. Joskow                     556,604,491        22,060,990
Elizabeth T. Kennan                555,983,117        22,682,364
John H. Mullin, III                556,581,406        22,084,075
Robert E. Patterson                556,652,242        22,013,239
George Putnam, III                 555,906,377        22,759,104
A.J.C. Smith*                      556,032,026        22,633,455
W. Thomas Stephens                 556,559,133        22,106,348
Richard B. Worley                  558,479,010        20,186,471

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     388,179,439     31,581,251      158,904,791

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     401,446,288     18,640,319      158,578,874

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                    390,670,991      32,279,878      159,460,006

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                    395,547,986      24,356,040      162,506,849

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended April 30, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended April 30, 2005.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Investment Technology Group, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA022-225008  6/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



[PUTNAM INVESTMENTS LOGO OMITTED]

The Putnam Fund for Growth and Income
------------------------------------------------------------------------------
Supplement to Semiannual Report dated 4/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.


RESULTS AT A GLANCE
------------------------------------------------------------------------------
Total return for periods ended 4/30/05

                                                        NAV

6 months                                               4.02%
1 year                                                 6.67
5 years                                               14.40
Annual average                                         2.73
10 years                                             143.37
Annual average                                         9.30
Life of fund (since class A inception, 11/6/57)
Annual average                                        12.32

Share value:                                            NAV

10/31/04                                              $18.10
4/30/05                                               $18.68

Distributions:   No.            Income          Capital gains        Total
                  2             $0.153               --              $0.153
------------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (6/15/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 13-14 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 4/30/05

                                                          Class Y
Expenses paid per $1,000*                                   $3.29
Ending value (after expenses)                           $1,040.20
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05

                                                          Class Y
Expenses paid per $1,000*                                   $3.26
Ending value (after expenses)                           $1,021.57
------------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                        0.65%
Average annualized expense ratio for Lipper peer group +    0.95%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
------------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005